Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Rackspace Hosting, Inc. for the quarterly period ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), A. Lanham Napier, as Principal Executive Officer of Rackspace Hosting, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Rackspace Hosting, Inc.

Date: May 5, 2010	By:	/s/ A. Lanham Napier
A. Lanham Napier
Chief Executive Officer, President and Director (Principal Executive Officer)